Exhibit 10.3
Confidential Treatment Requested
Amendment No. 3
to the
Amended and Restated Airbus A350 XWB Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 3 to the Amended and Restated Airbus A350 XWB Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of July 23, 2009 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A350 XWB Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of October 20, 2008 (“Amendment No. 1”) and Amendment No. 2 dated as of January 16, 2009 (as amended, the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A350 XWB model aircraft; and
WHEREAS, at the Seller’s request, the Buyer and the Seller have agreed to *****.
WHEREAS, the parties agree to amend certain terms of the Agreement as set forth in this Amendment.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A350 XWB Purchase Agreement Amendment 3	CONFIDENTIAL AND PRIVILEGED

Confidential Treatment Requested
1.	DEFINITIONS

The following term is used in this Amendment as defined below and such definition is added to the Agreement:

*****

2.	*****

*****

3.	DELIVERY

The following Clause 9.1.2.5 is added after Clause 9.1.2.4 of the Agreement:

QUOTE

*****

UNQUOTE

4.	PERFORMANCE RETENTION GUARANTEE

Appendix B to Letter Agreement No. 12 will be deemed amended from time to time to reflect the reschedulings contemplated by Clause 9.1.2.5 of the Agreement.

5.	PRODUCT SUPPORT

In Paragraph 18 of Letter Agreement No. 7 the word “*****” is deleted and replaced with “*****”, upon the rescheduling of Aircraft pursuant to Clause 9.1.2.5 i). Upon the rescheduling of Aircraft pursuant to Clause 9.1.2.5 iii) the words “*****” will be deleted and replaced with “*****”.

6.	Paragraphs 7, 8 and 9 of this Amendment will immediately become effective upon the rescheduling of Aircraft pursuant to Clause 9.1.2.5 i) of the Agreement.

7.	*****

7.1	In Paragraph ***** of Letter Agreement No. *****, the second sentence is deleted in its entirety and replaced with the following:

QUOTE

*****

UNQUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A350 XWB Purchase Agreement Amendment 3	CONFIDENTIAL AND PRIVILEGED

2/5

Confidential Treatment Requested
7.2	In Paragraph 3.1 of Letter Agreement No. 14 the word “*****” is deleted and replaced with “*****”.

8.	*****

Paragraph ***** of Amendment No. ***** is hereby deleted in its entirety and restated to read as follows:

QUOTE

10.	*****

In addition to the Seller’s other rights and remedies, *****.

UNQUOTE

9.	*****

9.1	*****

QUOTE

*****

UNQUOTE

9.2	In Paragraph 1 (iii) of Amended and Restated Letter Agreement No. 3 the words “*****” are deleted and replaced with “*****”.

10.	EFFECT OF AMENDMENT

10.1
Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

10.2
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

11.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A350 XWB Purchase Agreement Amendment 3	CONFIDENTIAL AND PRIVILEGED

3/5

Confidential Treatment Requested
12.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A350 XWB Purchase Agreement Amendment 3	CONFIDENTIAL AND PRIVILEGED

4/5

Confidential Treatment Requested
IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Its: Vice President and Treasurer	By:	/s/ Christophe Mourey Its: Senior Vice President Contracts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A350 XWB Purchase Agreement Amendment 3	CONFIDENTIAL AND PRIVILEGED

5/5